Exhibit 99.1

2 nd Quarter 2016 Webinar Series

Second Quarter 2016 Investor Presentation Platform Advisor To Investment Programs

Important Information 3 Risk Factors Investing in our common stock involves a high degree of risk . See the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a discussion of the risks which should be considered in connection with our Company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details.

Our principal investment objectives are: • to acquire a diversified portfolio of healthcare - related assets including medical office buildings, seniors housing and other healthcare - related facilities that generate sustainable growth in cash flow from operations to pay monthly cash distributions; • to preserve, protect and return the investors’ capital contributions; • to realize growth in the value of our investments upon our ultimate sale of such investments; and We have announced that our board of directors has established a special committee (the “Special Committee”) comprised entirely of independent directors to evaluate various options in connection with a strategic review to identify, examine, and consider a range of strategic alternatives available to the Company with the objective of maximizing shareholder value (the “Strategic Review”). The Special Committee has engaged financial advisors and the board of directors has special legal counsel in connection with the Strategic Review. The board of directors has not made a decision to enter into any transaction at this time, and there are no assurances that the Strategic Review will result in any transaction. All investors are reminded the target holding period of this offerings is three to six years from the close of the initial offering. The initial offering closed on November 17, 2014. 4 Investment Objectives

Healthcare Trust, Inc. 5 Healthcare Trust, Inc. (including, as required by context, Healthcare Trust Operating Partnership, LP and its subsidiaries, the "Company“ or “ HTI ”) invests in healthcare real estate, such as seniors housing and medical office buildings (“MOB”), in the United States for investment purposes.

Portfolio Snapshot 6 ASSETS Medical Office Buildings 81 Seniors Housing – Operating 38 Seniors Housing – NNN 20 Post - Acute Care/Skilled Nursing 18 Hospitals 4 Land 2 Development 1 MOB Senior s Housing – Operating Senior s Housing – NNN Post Acute/ Skilled Nursing Hospitals Occupancy 1 91.5% 91.1% 100.0% 100.0% 77.6% Avg. Lease Term 5.6 Years N/A 13.7 Years 13.3 Years 9.9 Years 164 Assets $2.3 Billion Invested 8.4 Million Square Feet 1 Revenues for our triple - net leased healthcare facilities generally consist of fixed rental amounts (subject to annual contractual escalations) received from our tenants in accordance with the applicable lease terms and do not vary based on the underlying operating performance of the properties . As of June 30 , 2016 , properties leased to our seniors housing — triple net leased and post acute/skilled nursing tenants had operating occupancies of approximately 86 . 4 % and 77 . 2% , respectively . While operating occupancy rates may affect the profitability of our tenants’ operations, they do not have a direct impact on our revenues or financial results . Operating occupancy statistics for our seniors housing — triple net leased and post acute/skilled nursing facilities are compiled through reports from tenants and have not been independently validated by us . The terms of leases with tenants in our hospital facilities do not require reporting of operating occupancy statistics to us and, as such, no operating occupancy information for our hospital facilities is included herein .

Financial Overview • Leverage is currently well below the target leverage as set forth in the investment guidelines in the Prospectus. • Low secured debt outstanding provides ample opportunity to expand the balance sheet. • Additional leverage and acquisitions could assist in distribution coverage from cash flow from operations. • Net Asset Value per share of $22.27 was established on April 7, 2016 in compliance with FINRA 15 - 02. 7 Healthcare Trust, Inc. Balance Sheet Metrics – June 30, 2016 (all in $000s) Total Real Estate Investments, at Cost $2,345,073 Less: Accumulated Depreciation ($195,513) Total Real Estate Investments, Net $2,149,560 Cash and Cash Equivalents $40,645 Other Assets $49,467 Total Assets $2,239,672 Debt Outstanding: Mortgage Notes Payable (1) $150,801 Line of Credit $461,500 Total Debt Outstanding $612,301 Other Liabilities $66,355 Total Liabilities $678,656 Total Equity $1,561,016 Total Liabilities and Equity $2,239,672 Total Secured Debt / Total Assets 27.3% (1) Mortgage Notes Payable reflects the gross payable balance and excludes $2.0 million of net deferred financing costs and $1.4 million of net mortgage premiums and discounts .

Key Initiatives 8 • Access additional debt sources : Total secured debt to assets remains low at 27 . 3% . Additional leverage is expected to improve cash flow and distribution coverage . • Deploy additional capital : HTI will continue to focus on the most attractive sectors in healthcare, including medical office and seniors housing . • Actively manage assets to optimize profitability : Senior management is evaluating disposition opportunities and has hired an asset manager to maximize cash flow from the portfolio of Seniors Housing Operating Properties . • Continue to evaluate liquidity options : On April 22 , 2016 , HTI announced that the Company’s Board of Directors, led by its independent directors, has initiated a strategic review process to identify, examine, and consider a range of strategic alternatives available to the Company with the objective of maximizing shareholder value .

Healthcare Market Overview 9 • Medical office buildings continue to produce 3% +/ - NOI growth ; stable outlook intact . Green Street Advisors: Health Care Sector Update, March 2, 2016 • Medical office remains an attractive sector due to stable cap rates, no direct government reimbursement exposure and growing demand from tenants and investors . • Investor demand for seniors housing remains strong . We continue to focus on local markets where supply/demand fundamentals are attractive . • We remain cautious on skilled nursing properties as many operators are struggling with Medicaid reimbursement .

Investing in Healthcare: Why Now? Rising Demand Due to Aging Demographics Affordable Care Act Fosters Increased Access to Healthcare; Rise in Demand Significant Growth in Healthcare Industry & Employment Deeply Fragmented Industry [1] “National Expenditure Projections 2014 - 2024 Table 2: National Health Expenditure Amounts and Annual Percent Change by Type o f Expenditure: Calendar Years 2008 - 2024. Centers for Medicare & Medicaid Services, Office of the Actuary. Healthcare is a $3.2 trillion industry projected to grow to over $5.4 trillion by 2024¹

Healthcare Market Opportunity 11 Healthcare Landscape – More than $1 Trillion of Healthcare Real Estate Value Hospital - Based Outpatient $42B Medical Office $250B Seniors Housing $163B Inpatient Rehab Facility $15B Skilled Nursing $104B LTAC Hospitals $18B Hospitals $304B Hospital - Based Outpatient $45B Small Physician Clinics $220B MOB / Outpatient $250B Residential Care Outpatient Care Recovery & Rehabilitation Acute Care Service Intensity (Acuity ) Source: Sg2 and Stifel Nicolaus (presented in the Healthcare Realty Trust (NYSE: HR) Investor Presentation, February 2016). Care Setting

Organizational Depth 12 Randy Read | Non - Executive Chairman Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments LLC since 2009. From 2007 to 2 009 he served with Greenspun Corporation as Executive Director and President. Mr. Read has previously served on a number of public and private c omp any boards. He has an MBA in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S from Tulane University. Mr. Jensen currently serves as Interim Chief Executive Officer and President of the Company. He is also Chief Investment Officer of the Advisor. He has over 25 years of executive experience in healthcare real estate and has acquired, developed, financed, leased or managed more th an $5 billion of healthcare property. He earned an MBA in Finance from the Wharton Graduate School of the University of Pennsylvania and a BA from Kalama zoo College. W. Todd Jensen | Interim Chief Executive Officer and President Ms. Kurtz currently serves as the Chief Financial Officer, Treasurer and Secretary of the Company. Ms. Kurtz is also Senior V ice President, Finance for AR Global Investments, LLC (“AR Global”). She is a certified public accountant in New York State, holds a B.S. in Accountancy an d a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University. Katie P. Kurtz | Chief Financial Officer, Secretary and Treasurer Ms. Pirrello currently serves as Senior Vice President with a primary focus on asset management of the seniors housing portfo lio . Ms. Pirrello brings to the Company over 25 years of real estate experience, with a particular emphasis on seniors housing properties. Recent positions h eld include Managing Director of Blue Moon Capital Partners LLC, a strategic capital source to seniors housing operating partners, and Senior Vice Presiden t f or Bay North Capital. She holds a B.S from Bentley University. Janet Pirrello | Senior Vice President, Asset Management Mr. Losh currently serves as Vice President of Asset Management. Mr. Losh previously served as Vice President of Acquisitions for Senior Star Management Company, where he was responsible for growing the company’s portfolio of healthcare properties. He also worked on the investment team for Welltower , formerly known as Health Care REIT. He holds an MBA from Cornell University and a B.S from University at Buffalo. Isaac Losh | Vice President, Asset Management

Consistent Distributions 13 Since inception, Healthcare Trust, Inc. has paid out $ 5.28 per share of regular distributions in cash and DRIP. $ 5.28 per shares (cumulative) (1) $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 (1) Totals as of each period presented represent cumulative distributions per share paid to stockholders of record who have h eld shares since May 24, 2013, the date when our distributions began to accrue. On April 9, 2013, our board of directors authorized, and we declared, distributions of $1.70 p er annum, per share of common stock.

Supplemental Information 14 On June 30, 2016, HTI filed on Form 8 - K an announcement that its board has determined to amend the Company’s share repurchase program to provide for one twelve - month repurchase period for 2016 instead of two semi - annual periods ending June 30 and December 31. Following calendar year 2016, the repurchase periods would return to two semi - annual periods and applicable limitations set forth in the share repurchase program The decision by HTI’s board was made in consideration of the strategic review process currently underway. The share repurchase program amendment provides for all repurchase requests submitted during 2016 to be considered for repurchase for the annual period ending December 31, 2016.

Risk Factors 15 Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2015 and updated in our Quarterly Reports on Form 10 - Q from time to time. The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward looking statements: • Certain of our executive officers and directors are also officers, managers or holders of a direct or indirect controlling in ter est in our advisor, Healthcare Trust Advisors, LLC (the "Advisor") and other entities affiliated with AR Global (the successor busin ess to AR Capital, LLC), the parent of our sponsor, American Realty Capital VII, LLC. As a result, certain of our executive officers an d directors, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor' s compensation arrangements with us and other investment programs advised by affiliates of AR Global and conflicts in allocatin g time among these investment programs and us. These conflicts could result in unanticipated actions. • Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affil iat es of AR Global, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other inve stm ents and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could redu ce the investment return to our stockholders. • Although we intend to list our shares of common stock on a national stock exchange when we believe market conditions are favorable to do so, there is no assurance that our shares of common stock will be listed. No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid. • We focus on acquiring a diversified portfolio of healthcare - related assets located in the United States and are subject to risks inherent in concentrating investments in the healthcare industry. • If our Advisor loses or is unable to obtain qualified personnel, our ability to implement our investment strategies could be del ayed or hindered. • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of l ice nsure or failure to obtain licensure could result in the inability of tenants to make lease payments to us. • We are depending on our Advisor to select investments and conduct our operations. Adverse changes in the financial condition of our Advisor or our relationship with our Advisor could adversely affect us. • We may be unable to pay distributions with cash flows from operations, or maintain cash distributions or increase distributio ns over time.

Risk Factors (cont’d) 16 • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates. • We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of our tenants. • We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which may impact our results of operations. • Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions. • We are permitted to pay distributions of unlimited amounts from any source. There are no established limits on the amount of borrowings that we may use to fund distribution payments, except for those imposed by Maryland law. • Any distributions, especially those not covered by our cash flows from operations, may reduce the amount of capital we ultimately invest in properties and other permitted investments and negatively impact the value of our stockholders' investme nt. • We have not and may not in the future generate cash flows sufficient to pay our distributions to stockholders and, as such, w e may be required to fund distributions from borrowings, which may be at unfavorable rates and could restrict the amount we can borrow for investments and other purposes, or depend on our Advisor or our property manager, Healthcare Trust Properties, LLC, to waive fees or reimbursement of certain expenses and fees to fund our operations. There is no assurance these entities will waive such amounts or that we will be able to borrow funds at all. • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit marke ts of the United States from time to time. • We are subject to risks associated with changes in general economic, business and political conditions including the possibil ity of intensified international hostilities, acts of terrorism, and changes in conditions of United States or international lend ing , capital and financing markets. • We may fail to continue to qualify to be treated as a REIT, which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and the cash available for distributions. • We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act. • Commencing on April 7, 2016, the day we established our estimated net asset value per share ("NAV"), the offering price and repurchase price for our shares, including shares sold pursuant to our DRIP will be based on NAV, which may not accurately reflect the value of our assets and may not represent what stockholders may receive upon a liquidation of our assets.

▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com www.HealthcareTrustINC.com